UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)             APRIL 15, 2003
                                                             --------------


                         ADVANCED ACCESSORY SYSTEMS, LLC
             (Exact Name of Registrant as Specified in its Charter)

       DELAWARE                     333-49011                  13-3848156
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
  of Organization)                                          Identification No.)

                           12900 HALL ROAD, SUITE 200
                           STERLING HEIGHTS, MICHIGAN

                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (586) 997-2900

                        (Registrant's telephone number,
                              including area code)

                                       N/A
          --------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

On April 15, 2003, Advanced Accessory Systems, LLC (the "Company") issued a press release with Castle Harlan, Inc. ("Castle Harlan") announcing the sale of the Company to a private-equity investment fund organized and managed by Castle Harlan. The press release also announced that the Company completed on April 15, 2003 a covenant defeasance of the Company's outstanding 9 3/4% Senior Subordinated Notes due 2007 (the "Notes") and had caused the trustee under the Indenture governing the Notes to give notice to all holders of record of the Notes of the redemption of the Notes on May 16, 2003 at the current optional redemption price of 104 7/8% of principal amount thereof, plus accrued interest.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

NUMBER         DESCRIPTION OF EXHIBIT

99.1           Press Release dated April 15, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ADVANCED ACCESSORY SYSTEMS, LLC
                                               (Registrant)


Date: April 16, 2003                           By:/s/ Terence C. Seikel
                                                  ----------------------------
                                                  Terence C. Seikel
                                                  President and Chief Executive
                                                    Officer

                                 EXHIBIT INDEX

EXHIBIT NUMBER     DESCRIPTION

99.1               Press Release dated April 15, 2003.

                                                                    Exhibit 99.1


NEWS                               ROBERT MARSTON CORPORATE COMMUNICATIONS, INC.

                                                 485 MADISON AVENUE
                                               NEW YORK, NY 10022-5896
                                                   (212) 371-2200
--------------------------------------------------------------------------------
For Immediate Release                         Contact:  Charles Storer

                    CASTLE HARLAN FUND ACQUIRES LEADING MAKER

                    OF AUTOMOTIVE ROOF RACKS, TOWING SYSTEMS

         NEW YORK, April 15, 2003 - Castle Harlan, Inc., the New York merchant bank, and Advanced Accessory Systems, LLC, (AAS) the leading manufacturer of automotive roof racks and towing systems in North America and Europe, announced today that a private-equity investment fund organized and managed by Castle Harlan has acquired AAS with management in a transaction valued at approximately $260 million.

         Two-thirds of AAS's sales are to original equipment manufacturers in North America and Europe and one-third to the aftermarket. Customers include all of the major automotive companies. AAS is based in Sterling Heights, Michigan, and has 18 manufacturing facilities throughout North America and Europe.

         The company had been owned by JPMorgan Partners, the private-equity arm of J.P. Morgan Chase & Co., which purchased AAS along with management in 1995.

         The company's roof rack division, SportRack Automotive, has the leading market share in North America and a growing presence in Europe. The company's European subsidiary, Brink International, is the largest supplier of towing systems in Europe, and its Valley Industries subsidiary is the second largest in North America.

          "This is an outstanding company with a strong presence in its marketplace," said Marcel Fournier, the Castle Harlan managing director who led the negotiations for the transaction.

         "It has widely respected brand names, experienced and effective management, and a dedicated and skilled labor force. We at Castle Harlan are confident that AAS will continue on its solid growth path."

         Fournier said Castle Harlan was "pleased that current management will be our partner and continue to hold equity in the company."

         Terence Seikel, AAS president and chief executive officer, welcomed the Castle Harlan investment.

                                   -- more --

         "Castle Harlan over the years has shown itself to be a strong, supportive partner to the companies it acquires," he said, "and it has a clear record of promoting their growth and building their value. We are looking forward to continuing to serve our customers and grow our business as a member of the Castle Harlan team."

         The company had revenues of $328 million and earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted for certain non-recurring items, of $46.6 million in the year ended December 31, 2002.

         Donald Hofmann of JPMorgan Partners said, "We've enjoyed a great relationship with the management team at AAS and believe the company will continue to grow and create value for its new equity partners at Castle Harlan."

         AAS is a privately held company with $125 million principal amount of outstanding 9 3/4% senior subordinated notes due 2007, series A and series B. Concurrently with the acquisition, AAS announced that it has completed a covenant defeasance for its outstanding notes pursuant to the indenture, dated as of October 1, 1997, by and among the issuers, the guarantors named therein and Wachovia Bank, National Association (as successor to First Union National Bank as "trustee"). Pursuant to the covenant defeasance as well as the redemption described below, AAS has deposited in an irrevocable trust with the trustee enough funds for the redemption of the notes. In addition, AAS has exercised the option for early redemption, and the trustee on AAS' behalf has called all of the notes for redemption on May 16, 2003 (the "redemption date"), at the price of 104.875% of the principal amount thereof, plus accrued and unpaid interest thereon to the redemption date. The notes will cease to be outstanding on the redemption date.

         The AAS transaction represents the first acquisition by Castle Harlan Partners IV, L.P., Castle Harlan's fourth private-equity investment fund.

         Castle Harlan was founded in 1987 by John K. Castle, former president and chief executive officer of Donaldson, Lufkin & Jenrette, the investment banking firm, and Leonard M. Harlan, founder and former chairman of The Harlan Company.

                                   -- more --

         Since its founding in 1987, Castle Harlan has completed acquisitions exceeding $5 billion. Its portfolio companies include Associated Packaging Technologies, the country's leading manufacturer of CPET containers for the frozen food industry; Morton's Restaurant Group, owner of the Morton's of Chicago steakhouses; and American Achievement Corp., producer of class rings under the Balfour and ArtCarved labels, college and high school yearbooks and other similar academic and scholastic materials.

         JPMorgan Partners, formerly Chase Capital Partners, is a global partnership and a leading provider of private equity since its inception in 1984. JPMorgan Partners' primary limited partner is J.P. Morgan Chase & Co. (NYSE: JPM), one of the largest financial institutions in the United States.

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